                                                         Life Application Part I
-------                                                        Use Dark Ink Only
PARAGON
LIFE INSURANCE COMPANY
100 South Brentwood
St. Louis, MO 63105


1. PROPOSED INSURED(S)                                                    3. BENEFICIARY
---------------------------------------------------------------        -------------------------------------------------------------

  Proposed Insured (1)                                                    Primary            Date of Birth  Relationship  % Share
  First Name            Initial      Last Name                            JAMES DOE          01 / 01 / 89       SON        100
  JOHN                  J.           DOE
                                                                          -----------------------------------------------------
  Date of Birth State of Birth       Sex                                  Primary            Date of Birth  Relationship  % Share
  05 / 01 / 64                       [X] Male [_] Female
                                                                                               /     /
                                                                          -------------------------------------------------------
  Social Security Number                                                ------------------------------------------------------------

  123 - 45 -  6789                                                      -----------------------------------------------------------

                                                                          Contingent         Date of Birth  Relationship  % Share
  Occupation               Earned Income          Net Worth
  IRONWORKER                                                                                  /      /
---------------------------------------------------------------           -------------------------------------------------------
                                                                          Contingent         Date of Birth  Relationship  % Share

---------------------------------------------------------------                               /     /
  Proposed Insured (2)                                                     ------------------------------------------------------
  First Name            Initial      Last Name
  JANE                  A.           DOE                                ------------------------------------------------------------


  Date of Birth State of Birth       Sex                                  4. HEALTH STATUS
  04 / 01 / 64                       [_] Male [X] Female                ------------------------------------------------------------

                                                                        a. Have you been hospitalized within the previous 90 days?
  Social Security Number                                                 Proposed Insured (1)   [ ] Yes   [X] No
  234 - 56 - 7890                                                        Proposed Insured (2)   [ ] Yes   [X] No

  Occupation               Earned Income          Net Worth              b. Have you used tobacco in any form within the last 24
                                                                           months?
---------------------------------------------------------------          Proposed Insured (I) [ ] No
                                                                         [X] Yes   Type:      Amount/Frequency:   Date Last Used:
---------------------------------------------------------------
  Home Address (Number, Street and Apt. #)                               CIGARETTES       1 PACK PER DAY
  123 MAIN STREET                                                        ---------------------------------------------------------
                                                                         Proposed Insured (2)    [_] No
  City                         State         Zip                         [X] Yes Type:       Amount/Frequency:  Date Last Used:
  ST. LOUIS,                   NO            11111
  ST. LOUIS,                   MO            11111                      CIGARETTES        1 PACK PER DAY
                                                                        ----------------------------------------------------------
----------------------------------------------------------------        ------------------------------------------------------------

2. REPLACEMENT                                                          5. OWNER
----------------------------------------------------------------       -------------------------------------------------------------
  Will the insurance being applied for replace or                        Owner's First Name         Initial      Last Name
  change any existing life insurance or annuity? [_] Yes [X] No
                                                                         -------------------------------------------------------
 ---------------------------------------------------------------         Owner's Relationship to Proposed Insured

                                                                         -------------------------------------------------------
  Will the insurance being applied for receive any                       Owner's Address (Number, Street and Apt. #)
  values (to pay premiums/additional payments)
  from another policy/contract?                  [_] Yes [X] No          -------------------------------------------------------
----------------------------------------------------------------         City/State                Zip        Telephone Number

                                                                         -------------------------------------------------------
                                                                         Owner's Social Security Number or Tax ID Number

                                                                         -------------------------------------------------------
                                                                       -------------------------------------------------------------


6. PLAN, BENEFITS & RIDERS
------------------------------------------------------------------------------------------------------------------------------------

Plan Name                            Desired Policy Date                 Benefit Riders (If available on plan selected)
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE                                 [X] Anniversary Partial Withdrawal Rider
--------------------------------------------------------------           [X] Estate Preservation Term Rider
                                                                         [X] Lifetime Coverage Rider
Face Amount                          Proposed Effective Date             [X] Secondary Guarantee Rider
$100,000                                                                 [_] Other________________________
--------------------------------------------------------------           [_] Other________________________
                                                                         [_] Other________________________
Method of Payment (check one) and Premium
 [_] One Payment    $
                     ----------
 [X] Annual         $    974.37 /year
                     ----------
 [_] Semi-Annual    $          /every six months
                     ----------
 [_] Monthly*       $          /month
                     ----------
  *(Available only through automatic bankdraft which requires authorization)
------------------------------------------------------------------------------------------------------------------------------------
Policy Option:    [X] Option A        [_] Option B         [_] Option C
------------------------------------------------------------------------------------------------------------------------------------
  UNDERWRITING CONTACT INFORMATION
  PROPOSED INSURED (1)                                       PROPOSED INSURED (2)

  Contact at:  [X] Home        (111)111-1111                 Contact at: [X] Home       (111) 111--1111
                        --------------------------                                 ------------------------
                               (Phone Number)                                           (Phone Number)

               [_] Business                                              [_] [Business
                            ----------------------                                     --------------------
                               (Phone Number)                                           (Phone Number)

  Best days and time        WED. 6:00 P.M.                   Best days and time      WED. 6:00 P.M.
                     -----------------------------                               ---------------------------

  Special Remarks                                            Special Remarks
                  --------------------------------                           -------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   [Additional Instructions/Home Office Endorsement (Not applicable in Kentucky, Maryland, Minnesota, Missouri, New Hampshire,
   Pennsylvania, West Virginia, Wisconsin)]

------------------------------------------------------------------------------------------------------------------------------------


7. [ELECTRONIC PROSPECTUS OPTION
------------------------------------------------------------------------------------------------------------------------------------

   In the future, Paragon Life Insurance Company may deliver prospectus updates, semi-annual and annual reports to consenting policy owners electronically by the delivery methods listed below. If you wish to receive future updates in this manner, check your choice below.

   [_]  1) mailing a diskette containing the document;
   [_]  2) mailing a CD-ROM containing the document;
   [_]  3) e-mailing the document; or
   [_] 4) e-mailing a notice identifying an Internet site where the document can be viewed and downloaded.

   Whichever option you choose, Paragon Life Insurance Company will supply the documents in a format compatible with one of the following (please choose one):

   [_] Microsoft Windows
   [_] Macintosh

   Please indicate your consent by checking the appropriate boxes.

   You may incur normal and customary online usage charges to receive a document under Option 3 or 4. If you would like to receive these documents in electronic format when available, please check the box and insert your e-mail address here
   (____________________________).  This consent will be in effect until you revoke it. You can revoke your consent by calling
   Paragon Life Insurance Company's Service Center at: [1-800-638-9294] or writing to P.O. Box [14490], St. Louis, MO 63178. You may revoke it at any time. If you consent to electronic delivery, at any time you also may request that we send you a paper copy.]

------------------------------------------------------------------------------------------------------------------------------------


8. VARIABLE LIFE INFORMATION
------------------------------------------------------------------------------------------------------------------------------------


1.  Suitability Information:

    a.  Have you received the Paragon prospectus for the policy applied for?           [X] Yes    [_] No


        Date of Prospectus: ____/___/___

        Date of any supplement: ____/___/___

    b.  Have you received a prospectus for the underlying funds of the policy
        applied for?                                                                   [X] Yes    [_] No

    c.  Do you understand that:

        (i) the death benefit and cash surrender value will increase or decrease depending on investment experience, and

        (ii) there is no guaranteed cash surrender value?                              [X] Yes    [_] No

    d.  Do you believe that the policy applied for meets your insurance
        objectives and your anticipated financial needs?                               [X] Yes    [_] No

2. Net Premium Allocation (Percentages must be in whole numbers, minimum of 5% and total 100%); Default is 100% Money Market Portfolio:

SEPARATE ACCOUNT DIVISIONS:
        [Fidelity - Contrafund Portfolio].........................................           25  %
                                                                                   --------------
        [Fidelity - Equity-Income Portfolio]......................................               %
                                                                                   --------------
        [Fidelity - Growth Portfolio].............................................               %
                                                                                   --------------
        [Fidelity - Index 500 Portfolio]..........................................               %
                                                                                   --------------
        [MFS - Emerging Growth]...................................................           25  %
                                                                                   --------------
        [Putnam - PVT High Yield Portfolio).......................................               %
                                                                                   --------------
        [Putnam - PVT New Opportunities Portfolio]................................               %
                                                                                   --------------
        [Putnam - PVT U.S. Government and High Quality Bond Portfolio]............               %
                                                                                   --------------
        [Putnam - PVT Voyager Portfolio)..........................................               %
                                                                                   --------------
        [Scudder - International Portfolio].......................................           25  %
                                                                                   --------------
        [Scudder - Money Market Portfolio]........................................               %
                                                                                   --------------
        [T. Rowe Price - Limited-Term Bond Portfolio].............................               %
                                                                                   --------------
        [T. Rowe Price - New America Growth Portfolio]............................               %
                                                                                   --------------
        [T. Rowe Price - Personal Strategy Balanced Portfolio]....................           25  %
                                                                                   --------------
GENERAL ACCOUNT OPTION:...........................................................               %
                                                                                   --------------
------------------------------------------------------------------------------------------------------------------------------------


DECLARATIONS

I agree that all the statements and answers in this application and any amendments to it, including any supplements, are true, complete and correctly recorded. I also agree that this application, any required medical examination, and any supplement or amendment to either will be part of the policy, issued. If a premium payment is given in exchange for a Temporary Insurance Agreement
(TIA), the Company will be liable only as set forth in that Agreement. If a premium payment is not given, then insurance will take effect when a policy is approved by the Company for issue as applied for, the first full premium is paid, and the health and insurability of any person proposed for insurance have not changed since the date of this application. If a policy is issued other than as applied for, insurance will take effect under the policy only when a policy issued by the Company is delivered to and accepted by me, the first full premium is paid, and the health and insurability of any person proposed for insurance have not changed since the date of this application.


PROPOSED INSURED'S AUTHORIZATION

I authorize any physician, medical practitioner, hospital, clinic, other medical or medically related facility, insurance company, the Medical Information Bureau
(MIB), consumer reporting agency or employer to release to Paragon Life Insurance Company its subsidiaries, its reinsurers or its legal representatives any information they may have relative to diagnosis, treatment and prognosis of any physical or mental condition including drug an or alcohol abuse and/or any other information about me. I understand that any information obtained will be used to determine eligibility for insurance and will not be released to any person or organization except reinsurers, the MIB, other persons or organizations performing business or legal services in connection with my application, and other insurance companies to whom I have applied or to whom a claim has been made, or as may be otherwise lawfully required, or as I may further authorize. I know that I may request a copy of this authorization. I also acknowledge receipt of the Notice of Information Practices. I understand that if an investigative consumer report is ordered in connection with this application, I may be interviewed in connection with the preparation of the report and, upon request, I will be provided with a copy of the report. A photographic copy of this authorization will be as valid as the original. This authorization will be valid for 30 months from the date shown below.

OWNER'S CERTIFICATION: Under the penalties of perjury, I certify that: I) The number shown on this form is my correct Taxpayer Identification Number (or, if no number is shown, I am waiting for a number to be issued to me); and 2)I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

PLEASE NOTE: Cross out and initial #2) above it you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return.

The IRS does not require consent to any provision of this document other than the certifications required to avoid backup withholding.

--------------------------------------------------------     -----------------------------------------------------------------------


-----------------------------------------------------          ---------------------------------------------------------------------
State where signed                    Date (MM/DD/YY)          State where signed Date                                 (MM/DD/YY)

X                                                              X
-----------------------------------------------------          ---------------------------------------------------------------------
Signature of Proposed Insured (1)                              Signature of Proposed Insured (2)
(Parent or Guardian if Proposed Insured under age 18)          (Parent or Guardian if Proposed Insured under age 18)

X                                                              X
-----------------------------------------------------          ---------------------------------------------------------------------
Signature of Owner                                             Signature of Owner
--------------------------------------------------------     -----------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

AGENT:
Do you certify that you have truly and accurately recorded on this application
the information supplied by the applicant?                                                    [X] Yes    [_] No

To the best of your knowledge, is this a replacement?                                         [_] Yes    [X] No
(If "Yes", complete and submit required replacement forms.)


X
------------------------------------------------------------------
Signature of Licensed Agent                        Date (MM/DD/YY)
------------------------------------------------------------------------------------------------------------------------------------


             [LOGO OF PARAGON LIFE INSURANCE COMPANY APPEARS HERE]

--------------------------------------------------------------------------------
Temporary Insurance Agreement and Advance Premium Receipt
--------------------------------------------------------------------------------

   PLEASE READ CAREFULLY: This Agreement may provide a LIMITED AMOUNT of Life
   ---------------------                               --------------
   Insurance for a LIMITED PERIOD OF TIME, subject to the terms below. NO AGENT
                   ----------------------
   OR BROKER IS AUTHORIZED TO WAIVE OR CHANGE ANY OF THE TERMS OF THIS AGREEMENT. ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE COMPANY. DO NOT MAKE CHECK PAYABLE TO THE AGENT OR BROKER OR LEAVE THE PAYEE BLANK.
   This Agreement must be completed when (and only when) money is paid in conjunction with this agreement. Money cannot be accepted and no Temporary Insurance will be in effect if the answer to any of the Health Questions listed below is "Yes" or left blank.

   We acknowledge receipt from   John J. Doe   a premium of $ 974.37 and an
                               ---------------               -------
   application numbered   123456   on which   John J. and Jane A. Doe   is (are)
                        ----------            -----------------------
   shown as the Proposed Insured(s). If the name(s) of the Proposed Insured(s) shown on this Agreement and as shown in the application are not the same, NO TEMPORARY INSURANCE will be in effect, even if money is paid.

   Since variable life insurance coverage is being applied for, the date of the check, the date the application was signed and the date this Agreement was signed MUST be the same.

   NOTE: To obtain the maximum period of coverage (60 days), at least 1/6th of the annual premium must be submitted with this Agreement. If the amount paid is less than 1/6th of the annual premium, the maximum period of coverage will be proportionately less.

                                HEALTH QUESTIONS
   NO MONEY SHOULD BE ACCEPTED IF ANY QUESTION BELOW IS ANSWERED "YES." NO COVERAGE IS IN EFFECT UNTIL ALL REQUIREMENTS HAVE BEEN MET.

   Has the Proposed Insured(s) or any person proposed for coverage in connection with the application bearing the same number as shown above:

                                                                                              Proposed            Proposed
                                                                                              Insured (1)         Insured (2)
                                                                                            -----------------------------------
   1.    Within the past 90 days:                                                             Yes   No            Yes   No
         (a) been admitted to a hospital or other medical facility?                           [_]   [X]           [_]   [X]
         (b) been advised to be admitted to a hospital or other medical facility?             [_]   [X]           [_]   [X]
         (c) had surgery performed or recommended?                                            [_]   [X]           [_]   [X]
   2.    Within the past 2 years, had or been treated for or been advised to be treated for:
         (a) heart disease, stroke, or cancer?                                                [_]   [X]           [_]   [X]
         (b) alcohol or drug dependence or abuse?                                             [_]   [X]           [_]   [X]

   By signing below, the Proposed Insured(s) states that he/she has received a copy of and has read this Agreement including the terms and conditions on the reverse side and declares that the answers to the Health Questions are true to the best of his/her knowledge and belief. Also, the Proposed Insured(s) and Applicant/Owner understand and agree to all of the terms of this Agreement.

                                                                      Signature of Proposed Insured (1)
    Signed at (City, State)                Date                       (Parent or Guardian if Proposed Insured under age 18)
   ----------------------------------------------------              ---------------------------------------------------------------


   ----------------------------------------------------              ---------------------------------------------------------------

                                                                      Signature of Proposed Insured (2)
    Signed at (City, State)                Date                       Parent or Guardian if Proposed Insured under age 18)
   ----------------------------------------------------              ---------------------------------------------------------------


   ----------------------------------------------------              ---------------------------------------------------------------

                                                                      Signature of Applicant/Owner
    Witnessed by Licensed Agent                                       (If other than Proposed Insured(s))
   ----------------------------------------------------              ---------------------------------------------------------------


   ----------------------------------------------------              ---------------------------------------------------------------


                  Submit this original with the application.

                         This Form Can Only Be Used In

--------------------------------------------------------------------------------
Temporary Insurance Agreement and Advance Premium Receipt (Cont.)
--------------------------------------------------------------------------------
                        TERMS, CONDITIONS AND LIMITATIONS
   AMOUNT OF COVERAGE: $500,000 Maximum for all Life Insurance Applications or
   ------------------
   Agreements

   Subject to the limitations contained in this Agreement, if money has been accepted by the Company as advance payment for the Application for Life Insurance identified by number in this Agreement, and if the Proposed Insured(s) or any other person proposed for coverage dies while this Agreement is in effect, the Company will pay to the Beneficiary named in that application the LESSER of: (a) the amount of all death benefits applied for on each such person, including any accidental or supplemental death benefits, if applicable; or (b) $500,000. Even if more than one Temporary Insurance Agreement and Advance Premium Receipt is in effect, the total amount paid under all such agreements cannot be more than a maximum amount of $500,000. This maximum amount also will be reduced by any other life and accidental death insurance in force with us. The MINIMUM amount of temporary life
                                         -------
   insurance will be either the amount applied for or $50,000, whichever is less.

   DATE COVERAGE BEGINS: If an advance premium has been paid, Temporary
   --------------------
   Insurance under this Agreement will begin when the following requirements are met:
      1) This Agreement has been completed; and
      2) The Application for Life Insurance and the Medical Declarations or Application Part II have been fully completed; and
      3) All required medical examination requirements have been completed.
   DATE COVERAGE TERMINATES: Temporary Insurance under this Agreement will
   ------------------------
   terminate automatically on the earliest of the following dates:
      1) 60 days from the date of this Agreement; or
      2) The date insurance begins under the policy(ies) applied for; or
      3) The date a policy, other than applied for, is offered to the person named as Owner in the application; or
      4) The date the Company mails notice to the Proposed Insured(s) at the address shown in the application that the application or this Agreement has been declined by the Company.
   SPECIAL LIMITATIONS:
   -------------------
      1) This Agreement provides benefits only for the type of insurance applied for in the application. And, except as limited by this Agreement, our liability is governed by the terms of the policy(ies) for which application was made.
      2) Fraud or misrepresentations in the application or in the answers to the Health Questions in this Agreement invalidate this Agreement and the Company's only liability is to refund any premium paid, plus interest.
      3) If the Proposed Insured(s) dies by suicide, the Company's liability is limited to a refund of any premium paid, plus interest.
      4) There is no coverage under this Agreement if the check submitted with the application is not honored by the bank the first time it is presented.
      5) No agent or broker is authorized to accept a payment for a Proposed Insured(s) who is less than 15 days old or over age 70 on the date of this Agreement.

   Any payment made under this Agreement applies only to the purchase of Temporary Insurance. If we issue the policy as applied for, or if you accept a policy issued other than as applied for, then the amount paid will be credited to the first year's premium due under the policy issued. Except as otherwise provided under the terms of the policy, no refund will be made if we issue a policy as applied for. The effective date of the policy issued will be determined in accordance with our current policy dating procedures.

   The full amount paid with this Agreement will be refunded to you, with interest, if:
      1) The application or this Agreement is declined or cancelled by us, or
      2) We receive your signed request to cancel the application or this Agreement.

                  Submit this original with the application.

                         This Form Can Only Be Used In

             [LOGO OF PARAGON LIFE INSURANCE COMPANY APPEARS HERE]

--------------------------------------------------------------------------------
Temporary Insurance Agreement and Advance Premium Receipt
--------------------------------------------------------------------------------

   PLEASE READ CAREFULLY: This Agreement may provide a LIMITED AMOUNT of Life
   ---------------------                               --------------
   Insurance for a LIMITED PERIOD OF TIME, subject to the terms below. NO AGENT
                   ----------------------
   OR BROKER IS AUTHORIZED TO WAIVE OR CHANGE ANY OF THE TERMS OF THIS AGREEMENT. ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE COMPANY. DO NOT MAKE CHECK PAYABLE TO THE AGENT OR BROKER OR LEAVE THE PAYEE BLANK.

   This Agreement must be completed when (and only when) money is paid in conjunction with this agreement. Money cannot be accepted and no Temporary Insurance will be in effect if the answer to any of the Health Questions listed below is "Yes" or left blank.

   We acknowledge receipt from   John J. Doe   a premium of   $ 974.37   and an
                               ---------------              ------------
   application numbered   123456   on which   John J. and Jane A. Doe   is (are)
                        ----------          ---------------------------
   shown as the Proposed Insured(s). If the name(s) of the Insured(s) shown on this Agreement and as shown in the application are not the same, NO TEMPORARY INSURANCE will be in effect, even if money is paid.

   Since variable life insurance coverage is being applied for, the date of the check, the date the application was signed and the date this Agreement was signed MUST be the same.

   NOTE: To obtain the maximum period of coverage (60 days), at least 1/6th of the annual premium must be submitted with this Agreement. If the amount paid is less than 1/6th of the annual premium, the maximum period of coverage will be proportionately less.

                                HEALTH QUESTIONS
   NO MONEY SHOULD BE ACCEPTED IF ANY QUESTION BELOW IS ANSWERED "YES." NO COVERAGE IS IN EFFECT UNTIL ALL REQUIREMENTS HAVE BEEN MET.

   Has the Proposed Insured(s) or any person proposed for coverage in connection with the application bearing the same number as shown above:

                                                                                             Proposed            Proposed
                                                                                             Insured (1)         Insured (2)
                                                                                           ---------------------------------
   1.    Within the past 90 days:                                                            Yes   No            Yes   No
         (a) been admitted to a hospital or other medical facility?                          [_]   [X]           [_]   [X]
         (b) been advised to be admitted to a hospital or other medical facility?            [_]   [X]           [_]   [X]
         (c) had surgery performed or recommended?                                           [_]   [X]           [_]   [X]
   2.    Within the past 2 years, had or been treated for or been advised to be treated for:
         (a) heart disease, stroke, or cancer?                                               [_]   [X]           [_]   [X]
         (b) alcohol or drug dependence or abuse?                                            [_]   [X]           [_]   [X]

   By signing below, the Proposed Insured(s) states that he/she has received a copy of and has read this Agreement including the terms and conditions on the reverse side and declares that the answers to the Health Questions are true to the best of his/her knowledge and belief. Also, the Proposed Insured(s) and Applicant/Owner understand and agree to all of the terms of this Agreement.

                                                                      Signature of Proposed Insured (1)
    Signed at (City, State)          Date                             (Parent or Guardian if Proposed Insured under age 18)
   ----------------------------------------------------              ---------------------------------------------------------------


   ----------------------------------------------------              ---------------------------------------------------------------

                                                                      Signature of Proposed Insured (2)
    Signed at (City, State)          Date                             (Parent or Guardian if Proposed Insured under age 18)
   ----------------------------------------------------              ---------------------------------------------------------------


   ----------------------------------------------------              ---------------------------------------------------------------

                                                                      Signature of Applicant/Owner
    Witnessed by Licensed Agent                                       (If other than Proposed Insured(s))
   ----------------------------------------------------              ---------------------------------------------------------------


   ----------------------------------------------------              ---------------------------------------------------------------


                          Proposed Insured(s)'s Copy

                         This Form Can Only Be Used In

--------------------------------------------------------------------------------
Temporary Insurance Agreement and Advance Premium Receipt (Cont.)
--------------------------------------------------------------------------------
                        TERMS, CONDITIONS AND LIMITATIONS
   AMOUNT OF COVERAGE: $500,000 Maximum for all Life Insurance Applications or
   ------------------
   Agreements

   Subject to the limitations contained in this Agreement, if money has been accepted by the Company as advance payment for the Application for Life Insurance identified by number in this Agreement, and if the Proposed Insured(s) or any other person proposed for coverage dies while this Agreement is in effect, the Company will pay to the Beneficiary named in that application the LESSER of: (a) the amount of all death benefits applied for on each such person, including any accidental or supplemental death benefits, if applicable; or (b) $500,000. Even if more than one Temporary Insurance Agreement and Advance Premium Receipt is in effect, the total amount paid under all such agreements cannot be more than a maximum amount of $500,000. This maximum amount also will be reduced by any other life and accidental death insurance in force with us. The MINIMUM amount of temporary life
                                         -------
   insurance will be either the amount applied for or $50,000, whichever is less.

   DATE COVERAGE BEGINS: If an advance premium has been paid, Temporary
   --------------------
   Insurance under this Agreement will begin when the following requirements are met:
      1) This Agreement has been completed; and
      2) The Application for Life Insurance and the Medical Declarations or Application Part II have been fully completed; and
      3) All required medical examination requirements have been completed.
   DATE COVERAGE TERMINATES: Temporary Insurance under this Agreement will
   ------------------------
   terminate automatically on the earliest of the following dates:
      1) 60 days from the date of this Agreement; or
      2) The date insurance begins under the policy(ies) applied for; or
      3) The date a policy, other than applied for, is offered to the person named as Owner in the application; or
      4) The date the Company mails notice to the Proposed Insured(s) at the address shown in the application that the application or this Agreement has been declined by the Company.
   SPECIAL LIMITATIONS:
   -------------------
      1) This Agreement provides benefits only for the type of insurance applied for in the application. And, except as limited by this Agreement, our liability is governed by the terms of the policy(ies) for which application was made.
      2) Fraud or misrepresentations in the application or in the answers to the Health Questions in this Agreement invalidate this Agreement and the Company's only liability is to refund any premium paid, p]us interest.
      3) If the Proposed Insured(s) dies by suicide, the Company's liability is limited to a refund of any premium paid, plus interest.
      4) There is no coverage under this Agreement if the check submitted with the application is not honored by the bank the first time it is presented.
      5) No agent or broker is authorized to accept a payment for a Proposed Insured(s) who is less than 15 days old or over age 70 on the date of this Agreement.

   Any payment made under this Agreement applies only to the purchase of Temporary Insurance. If we issue the policy as applied for, or if you accept a policy issued other than as applied for, then the amount paid will be credited to the first year's premium due under the policy issued. Except as otherwise provided under the terms of the policy, no refund will be made if we issue a policy as applied for. The effective date of the policy issued will be determined in accordance with our current policy dating procedures.

   The full amount paid with this Agreement will be refunded to you, with interest, if:
      1) The application or this Agreement is declined or cancelled by us, or
      2) We receive your signed request to cancel the application or this Agreement.

                          Proposed Insured(s)'s Copy

                         This Form Can Only Be Used In

             [LOGO OF PARAGON LIFE INSURANCE COMPANY APPEARS HERE]


                   REQUEST FOR CONSIDERATION OF REINSTATEMENT

Request for consideration of reinstatement of policy number    16,000,001
                                                            --------------------
together with any supplemental agreements or riders, on the life/lives of
John Doe
--------
This policy lapsed for non-payment of the premium due        January 1, 2000
                                                      --------------------------
TO THE PERSON/PERSONS INSURED BY THIS POLICY, PLEASE COMPLETE, SIGN BELOW and on Page 2.
Please answer the following questions pertaining to all persons formerly covered under this policy and any of its supplemental agreements or riders.

---------------------------------------------------------------------------------------------------------------
INSURED #1
   1. Are you in good health as of the current date? ................................... [_] Yes   [_] No

   2. In the past five years, have you had any accidents, disease, illness,
      hospitalization or medical or surgical examination or treatments? ................ [_] Yes   [_] No

If the answer is "No" to question #1 and/or "Yes" to question #2 above, please complete below:
---------------------------------------------------------------------------------------------------------------
     NAME OF INSURED
(If more space is needed,               DETAILS OF              DATES OF                NAME AND ADDRESS OF
  use other side.)                   ILLNESS OR INJURY         TREATMENT     RESULTS    ATTENDING PHYSICIAN
---------------------------------------------------------------------------------------------------------------
                                                                                         Dr. Smith, 300 Tree St
     John Doe                          broken ankle              1-99         Good       St. Louis, MO
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
    Date Signed                      City and State                         Signature of Insured #1


---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
OTHER INSUREDS
   1. Are you in good health as of the current date? ..................................  [_] Yes   [_] No

   2. In the past five years, have you had any accidents, disease, illness,
      hospitalization or medical or surgical examination or treatments? ...............  [_] Yes   [_] No

If the answer is "No" to question #1 and/or "Yes" to question #2 above, please complete below:
---------------------------------------------------------------------------------------------------------------
     NAME OF INSURED
(If more space is needed,               DETAILS OF              DATES OF                NAME AND ADDRESS OF
  use other side.)                   ILLNESS OR INJURY         TREATMENT     RESULTS    ATTENDING PHYSICIAN
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
    Date Signed                        City and State                       Signature of Other Insureds


---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
If address has changed, please provide new address for premium billings and other communications.

---------------------------------------------------------------------------------------------------------------

CORPORATE OWNER, PLEASE COMPLETE:                                        INDIVIDUAL OWNER(S), OTHER THAN INSURED,
-----------------------------------------------------                    PLEASE SiGN HERE:
Full name of corporation
                                                                         x
-----------------------------------------------------                     ---------------------------------------
Signature and title of officer
                                                                         x
-----------------------------------------------------                     ---------------------------------------

          PLEASE READ AUTHORIZATION AND SIGN AT X ON BACK OF THIS FORM.

--------------------------------------------------------------------------------
                       AUTHORIZATION TO OBTAIN INFORMATION



   I authorize any physician, medical practitioner, hospital, clinic, other medical or medically related facility, insurance or reinsuring company, the Medical Information Bureau, Inc., consumer reporting agency, or employer having information available as to diagnosis, treatment and prognosis with respect to any physical or mental condition and/or treatment of me or any member of my family included in this policy and any other non-medical information of me or any member of my family included in this policy to give to Paragon Life Insurance Company or its legal representative, any and all such information.

   I understand the information obtained by use of the Authorization will be used by Paragon Life Insurance Company to determine eligibility for reinstatement of insurance and eligibility for benefits under an existing policy. Any information obtained will not be released by Paragon Life Insurance Company to any person or organization except to reinsuring companies, the Medical Information Bureau, Inc., or other persons or organizations performing business or legal services in connection with my application, claim, or as may be otherwise lawfully required or as I may further authorize.

   I know that I may request to receive a copy of this Authorization. I agree that a photographic copy of this Authorization will be as valid as the original. I agree this Authorization will be valid for 30 months from the date shown below.


   For your protection the laws of several states require the following statement:

   Any person who knowingly and with intent to injure, defraud or deceive any insurer or other person, files a statement of claim or an application containing any materially false, incomplete or misleading information commits a fraudulent insurance act, which is considered a crime in many states and subjects such person to criminal and civil penalties. Penalties may include imprisonment, fines, denial of insurance, and civil damages. In the state of Florida such conduct makes a person guilty of a felony of the third degree.

   Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds will be reported to the state agency that regulates insurance companies.


--------------------------------------------------------------------------------

Signature of Insured/Insureds
(if Insured is a minor, signature of parent or guardian)


x
 ---------------------------------------     -----------------------------
                                                      Date signed
x
 ---------------------------------------     -----------------------------
                                                      Date signed

--------------------------------------------------------------------------

             [LOGO OF PARAGON LIFE INSURANCE COMPANY APPEARS HERE]

                            AMENDMENT OF APPLICATION
                            ------------------------

Policy Number: 16,000,001                       Insured: John Doe

The application for this policy is amended as follows:

             Proposed Insured's social security # is 123-45-6789.




This amendment and the application will be part of this policy.

Dated at
         -----------------------------        ----------------------------------
                                                (Signature of Proposed Insured-
                                                Parent of Guardian of Minor
                                                Proposed Insured)

This         day of         year
     -------        -------      -----        ----------------------------------
                                                (*Signature of Applicant/Owner)

--------------------------------------        ----------------------------------
Signature of Additional Adult Insured

                                              ----------------------------------
                                                *Signature and address if other
                                               than Proposed Insured.  If Owner
                                                is a Corporation, Partnership,
                                                or Trust, an authorized officer,
                                               partner, or trustee must sign and
                                                         state title.

             [LOGO OF PARAGON LIFE INSURANCE COMPANY APPEARS HERE]

                         PARAGON LIFE INSURANCE COMPANY
                               100 SOUTH BRENTWOOD
                               ST. LOUIS, MO 63105
--------------------------------------------------------------------------------
Home Office Use only: Face Amount         PM Account #            File #
--------------------------------------------------------------------------------

APPLICATION PART II

1.    Proposed Insured                    Birthdate               Social Security Number
      John J. Doe                         5/1/64                  123-45-6789
      Premium Payer                                               Billing Address
      John J. Doe                                                 123 Main Street, St. Louis. MO 11111
2.    Employer's Name and Address                                 Employer's Phone Number
      Steam Iron Company                                          111-111-1122
3.    Occupation                          Length of Employment    Driver's License Number/State
      Ironworker                          15 years                D123456789/MO
4.    Are you a U.S. Citizen?                                                                            Yes
      [If no:
      What country?
      How long in U.S.A.?
      Plan to remain?
      Type of VISA?]

5.    Do you plan to travel or reside outside the U.S.A. in the next two years?                          No
      [If yes:
      Travel or Reside?
      Where?
      When?
      How long?
      Purpose?]

6.    Do you have other life insurance policies, including riders, in force?                             No
      [If yes:
      Name of company?
      Face amount?
      When issued?
      Business or Personal?]

7.    Will the insurance being applied for replace any of the policies listed in Question 6 above?       No
      [If yes:
      Which company?
      What amount?
      Business or Personal?]

8.    Have you, within the last 90 days, applied for life insurance with this or any
      other company?                                                                                     No
      [If yes:
      What company?
      Face amount?
      Intend to accept?
      Total amounts all companies to be accepted?]

                         PARAGON LIFE INSURANCE COMPANY
                               100 SOUTH BRENTWOOD
                               ST. LOUIS, MO 63105
--------------------------------------------------------------------------------

9.    Have you ever been denied, rated, or offered a policy or rider other
      than that applied for?                                                                             No
      [If yes:
      What was the adverse action(s)?
      Date(s) of action(s)?
      Why was the action(s) taken (if known)?
      Type of insurance?
      Name of insurance company?]

10.   Have you, within the past three years, had any moving vehicle violations?                          Yes
      [If yes:
      Type? Speeding
      When? May 1996
      Penalty?] Fine Paid

11.   Have you, within the past ten years, had a traffic citation for driving while intoxicated
      or driving under the influence of intoxicants or drugs?                                            No
      [If yes:
      When?
      Penalty?
      Were classes required to reinstate license?
      Treatment required?
      Type of treatment?         When?            Where?]

 12.  a. Have you been a pilot or student pilot during the past three years or have any intention of
         becoming a pilot in any type of aircraft within the next twelve months?                         No
      [If yes:
      Pilot license currently held?
      Rating (s):        Airline Transport Rating     Instrument Flight Rating
      Total solo hours flown as pilot?

Type and Schedule of hours flown as pilot, co-pilot, or other crew member:

---------------------------------------------------------------------------------------------
Type of Flying         Type of Aircraft    Date of         Total to     Last 12     Est. Next
                                           Last Flight     Date         Months      12 Mos.
---------------------------------------------------------------------------------------------
Private?
---------------------------------------------------------------------------------------------
Student?
---------------------------------------------------------------------------------------------
Flight instructor?
---------------------------------------------------------------------------------------------
Commercial -
scheduled?
---------------------------------------------------------------------------------------------
Commercial -
Non-scheduled?
---------------------------------------------------------------------------------------------
Agriculture?
---------------------------------------------------------------------------------------------
Business?
---------------------------------------------------------------------------------------------
Civil Air Patrol?
---------------------------------------------------------------------------------------------
Military?
---------------------------------------------------------------------------------------------
Other?
(Give details)]
---------------------------------------------------------------------------------------------

                         PARAGON LIFE INSURANCE COMPANY
                               100 SOUTH BRENTWOOD
                               ST. LOUIS, MO 63105
--------------------------------------------------------------------------------


          b.  Have you flown during the past three years or intend to fly: ultralight, biplane, prototype, experimental or personally built or assembled aircraft, or any other type
              of aircraft, except as mentioned above?                                                       No

[If yes:
Type and Schedule of number of flights:
--------------------------------------------------------------------------------------------------------
Type of Craft     Club            Usual            Last      1-2 yrs   Next   Accident (if any)/Details
                  Member          Location and     12        Ago       12
                  Details         Type of          Mos.                Mos.
                                  Terrain
--------------------------------------------------------------------------------------------------------
Ultralight -
powered
--------------------------------------------------------------------------------------------------------
Ultralight--
unpowered
--------------------------------------------------------------------------------------------------------
Biplane?
--------------------------------------------------------------------------------------------------------
Prototype?
--------------------------------------------------------------------------------------------------------
Experimental?
--------------------------------------------------------------------------------------------------------
Personally
built?
--------------------------------------------------------------------------------------------------------
Personally
assembled?
--------------------------------------------------------------------------------------------------------
Other?
(Give details)
--------------------------------------------------------------------------------------------------------

Should you not qualify for coverage at standard rates, do you desire:

[ ]   Full coverage with extra premium, if available?
[ ]   Restricted aviation coverage without extra premium, if available?]

                         PARAGON LIFE INSURANCE COMPANY
                               100 SOUTH BRENTWOOD
                               ST. LOUIS, MO 63105
--------------------------------------------------------------------------------

13.  Have you participated within the past two years, or do you contemplate participating in: Sky sports, motor vehicle racing, underwater diving,
     mountain or rock climbing, or any other similar avocations?                  No

[If yes:
If Sky Sports:
Type and Schedule of number of flights or jumps:

--------------------------------------------------------------------------------------------------------------------
Type                Club             Usual        Last    1-2     Next    Usual       Greatest     Accident (if any)/
                    member/          location     12      Yrs     12      height (in  height/      Details
                    Certification    and type     Mos.    Ago     Mos.    feet)       distance
                    /Instruction     of terrain                                       (in feet)/
                                                                                      Duration
---------------------------------------------------------------------------------------------------------------------
Gas Ballooning?
---------------------------------------------------------------------------------------------------------------------
Hot air
ballooning?
---------------------------------------------------------------------------------------------------------------------
Hang gliding -
experimental
equipment with
parachute?
---------------------------------------------------------------------------------------------------------------------
Hang gliding -
experimental
equipment
without
parachute?
---------------------------------------------------------------------------------------------------------------------
Hang gliding
without
experimental
equipment with
parachute?
---------------------------------------------------------------------------------------------------------------------
Hang gliding
without
experimental
equipment without
parachute?
---------------------------------------------------------------------------------------------------------------------
Parachuting?
---------------------------------------------------------------------------------------------------------------------
Delayed
jumping
skydiving?
---------------------------------------------------------------------------------------------------------------------
Relative
freefall
skydiving?
---------------------------------------------------------------------------------------------------------------------
Relative canopy
skydiving?
---------------------------------------------------------------------------------------------------------------------
B.A.S.E.
jumping?
---------------------------------------------------------------------------------------------------------------------
Other?
(Give details)]
---------------------------------------------------------------------------------------------------------------------

                         PARAGON LIFE INSURANCE COMPANY
                               100 SOUTH BRENTWOOD
                               ST. LOUIS, MO 63105
--------------------------------------------------------------------------------

[If Motor Vehicle Racing:

Type?  Automobile  Motorcycle  Motorboat  Snowmobile  Other
Number of races:
Last twelve months?
1 to 2 Years Ago?
Next twelve months?

Type of race:        Drag   Stock   Midget   Sports Car   Hot Rod   Go Kart   Other
                     Motorcycle     Motorboat     Snowmobile

Make?
Model?
Class?
Category?
Displacement?
Horsepower?              Number of CC's?
Timing?                  Vehicle vs. Vehicle                  Vehicle vs. Clock
Maximum speed (mph)?
Average speed (mph)?
Distance of race?
Location?                 Oval track  Closed Circuit  Drag Strip  Hill Climb
                          Other (Give details):
Type of road?
List all racing organization affiliations:
Races supervised by what organization(s)?
Ever or intend to compete outside U.S.A. or Canada?
If yes, Details:
Details of any racing accident:]

[If Motorboat:

Type(s) of event?
Type of boat?
Class and Category?
List all racing organization affiliations:
Races supervised by?
Average length?
Maximum speed?
Average speed?]

                         PARAGON LIFE INSURANCE COMPANY
                               100 SOUTH BRENTWOOD
                               ST. LOUIS, MO 63105
--------------------------------------------------------------------------------

[If Underwater Diving:

When last certified?
Level of certification?
List all diving club affiliations:
Use buddy system?
Any night diving?

Number of Dives:

Depth                    Location                Purpose              Avg.      Last     1 to 2   Next
                         i.e. Oceans, Lakes,     i.e.                 time      12       years    12 Mos.
                         Cave, Ice,              Recreation,                    Mos.     ago
                         Other (details)         Certification,
                                                 Rescue,
                                                 Salvage,
                                                 Other (details)
---------------------------------------------------------------------------------------------------------
 0-100 ft
---------------------------------------------------------------------------------------------------------
 101-150 ft
---------------------------------------------------------------------------------------------------------
 Over 150 ft]
---------------------------------------------------------------------------------------------------------

[If Mountain or Rock Climbing:

Number of climbs:
Last 12 months?
1 to 2 years ago?
Next 12 months?

Type:                   Mountain  Rock   Ice       Other (details):
Location:               Ranges    Caves  Rock formations  Trails     Other (details):

Usual heights (ft)?
Maximum height (ft)?
How often climbed to maximum height?
Grade and Class (if known)?
Geographical area or specific ranges?
List all club affiliations:
Use direct-aid climbing?
Details of guide participation:
Details of rescue duty:
Details of any climbing accident:]

                         PARAGON LIFE INSURANCE COMPANY
                               100 SOUTH BRENTWOOD
                               ST. LOUIS, MO 63105
--------------------------------------------------------------------------------


                                HEALTH STATEMENTS

14.   a. Who is your personal doctor who can give us the most complete and up to
         date information concerning your present health?              Dr. Smith
      (Indicate if "None")
      b. [When was this doctor last consulted?    March 1999    Why?   Cold
      What treatment was given or medication prescribed?               None
      Type of treatment?                                               None
      Types of medication prescribed? None             Dosage?         N/A
      Doctor's address and Phone number:]  123 Elm Drive St. Louis, MO 11111

15.   a.  What is your height?                                         6'
      b.  What is your weight?                                         200lbs.
      c.  Any weight loss in the past year?                            No
      [If yes,
      Number of pounds lost?
      Reason?]

16.   Do you exercise?                                                 Yes
      [If yes,
      Type?                                                            Walk
      How often?]                                                      Daily

17.   Do you drink alcohol?                                            Yes
      [If yes,
      Frequency?                                                       Weekends
      How many drinks on average per occasion?]                        2-4

18.   a. Are your parents living?
         Mother  Yes   Age 60     [Cause of Death, if deceased]
         Father  Yes   Age 60     [Cause of Death, if deceased]

      b. Have any brothers or sisters died of heart disease before
         age 60?                                                       No
      [If yes:
      How many?
      At what ages?]

19.   In the last ten years have you had, been treated for, or
      diagnosed as
      having:
      a. Cancer, disorder of the blood, stroke, or diabetes?           Yes
      [If yes,
      If cancer:
      When was the cancer diagnosed?
      What type of cancer?
      Where was the cancer?
      What kind of treatment?
      Currently taking medication?
      If yes, Type(s)?                            Dosage?
      Have all cancer studies been normal since end of treatment?
      If no, Type(s) of study(ies)?               Date of study(ies?) Results?
      When was last visit to doctor?
      What doctor has records?                    Name, Address, Phone Number]

                         PARAGON LIFE INSURANCE COMPANY
                               100 SOUTH BRENTWOOD
                               ST. LOUIS, MO 63105
--------------------------------------------------------------------------------

      [If disorder of the blood:
      Name of blood disorder?
      When diagnosed?
      How treated?
      How often?
      Currently taking medication?
      If yes, Type(s)?               Dosage?
      When was last visit to doctor?
      What doctor has records?       Name, Address, Phone number:]
      [If stroke:
      Dates of stroke(s):
      What kind of permanent damage sustained?
      Any reoccurrence of symptoms?
      If yes, Describe symptoms?     When did they occur?  Have they resolved?
                                                           If yes, When?
      Currently taking medication?
      If yes, Type(s)?               Dosage?
      When was last visit to doctor?
      What doctor has records?       Name, Address, Phone number]
      [If diabetes:
      At what age was diabetes diagnosed?                         30
      Are you currently being treated with insulin for diabetes?  No
      If yes, Dosage?                Times taken?
      Any complications?                                          No
      If yes, What type(s)?          When occurred?
      Current medication (other than insulin)?                    Yes
      If yes, Type(s)? Glyburide                Dosage?           1 pill per day
      Check blood sugar routinely?                                Yes
      If yes, What does fasting level usually run?                115
      When was last visit to doctor?                              February 1999
      If within the last year, any blood tests? Yes
      If yes, Type(s)?  Glucose     Results?                      Normal
      What doctor has records? See #14 Name, Address, Phone number:]

      b. High blood pressure, chest pain, heart attack, or any other disease or
         disorder of the heart or circulatory system?                        No
      [If yes,
      If high blood pressure:
      When first diagnosed?
      Blood pressure reading taken within the last 3 months?
      If yes, what was reading (if known)?
      Any blood pressure reading over 140/90 within the last 2 years (if known)?
      If yes, What were reading(s)?   Approximate date(s) of reading(s)?
      Any complications?
      If yes, What type(s)?
      Currently taking medication?
      If yes, Type(s)?                Dosage?
      When was last visit to doctor?
      What doctor has records?        Name, Address, Phone number]
      [If chest pain:
      Dates of occurrence?
      Has diagnosis been made?
      How diagnosed?
      Have symptoms remained stable?
      If no: Describe symptoms:
      Currently taking medications?

                         PARAGON LIFE INSURANCE COMPANY
                              100 SOUTH BRENTWOOD
                               ST. LOUIS, MO 63105
--------------------------------------------------------------------------------

      If yes: Type(s)?                             Dosage?
      Currently involved in any form of cardiac rehabilitation?
      If yes, What form(s)?                        Results?
      Any tests done?
      If yes, What type(s)?                        When?            Results?
      When was last visit to doctor?
      What doctor has records?                     Name, Address, Phone number]
      [If heart attack:
      When was heart attack?
      How treated?
      Any chest pain or other heart symptoms since the heart attack?
      If yes, When?                                How was it treated?
      Currently taking medication?
      If yes, Type(s)?                             Dosage?
      Currently involved in any form of cardiac rehabilitation?
      If yes, What type(s)                         How often?
      Any tests done?
      If yes, What type(s)?                        When?            Results?
      When was last visit to doctor?
      What doctor has records?                     Name, Address, Phone Number]
      [If other disease or disorder of the heart or circulatory system:
      Name of condition?
      When diagnosed?
      How diagnosed?
      How treated?
      Currently taking medication?
      If yes, Type(s)?                             Dosage?
      When was last visit to doctor?
      What doctor has records?                     Name, Address, Phone number:]
      [If irregular heart beat:
      When diagnosed?
      How diagnosed?
      When was last episode?
      How often does this occur?
      Currently taking medication?
      If yes, Type(s)?                             Dosage?
      Do you have a pacemaker?
      If yes, When inserted?
      When was last visit to doctor?
      What doctor has records?                     Name, Address, Phone number:]
      [If coronary artery disease:
      When diagnosed?
      How diagnosed?
      Currently taking medication?
      If yes, Type(s)?                             Dosage?
      When was last visit to doctor?
      What doctor has records?                     Name, Address, Phone number
      Surgically treated?]
      [If yes, What type of surgery?
      If angioplasty:
      When?
      How many blockages opened?
      Any heart attack before the angioplasty?
      If yes, When?                                How treated?

                         PARAGON LIFE INSURANCE COMPANY
                               100 SOUTH BRENTWOOD
                               ST. LOUIS, MO 63105
--------------------------------------------------------------------------------

      Any chest pain since the angioplasty?
      If yes, When?                                How treated?
      Any follow up cardiac test(s) since the angioplasty?
      If yes, What type(s)?                        Dates?      Results?
      Where done?
      Currently involved in any cardiac rehabilitation?
      If yes, What type(s)?                        How often?
      Where is rehabilitation done?
      Currently taking medication?
      If yes, Type(s)?                             Dosage?
      When was visit to doctor?
      What doctor has records?                     Name, Address, Phone number]
      [If bypass surgery:
      When was surgery?
      How many vessels bypassed?
      Any heart attack before the surgery?
      If yes, When?
      Where was surgery done?
      Any chest pain since the surgery?
      If yes, When?                                How treated?
      Any follow up cardiac test(s) since the surgery?
      If yes, What type(s)?                         Dates?             Results?
      Where done?
      Currently taking medication?
      If yes, Type(s)?                              Dosage?
      Currently involved in any form of cardiac rehabilitation
      If yes, What type(s)?                         How often?
      Where is rehabilitation done?
      When was last visit to doctor?
      Doctor who has records?                       Name, Address, Phone number]
      [If other cardiac surgery:
      What type(s) of surgery(ies) performed?
      Dates of surgery(ies)?
      Results?
      Where performed?
      Currently taking medication?
      If yes, Type(s)?                              Dosage?
      Any follow up cardiac tests since the surgery?
      If yes, What type(s)?                         When? Result(s)?
      When was visit to doctor?
      Doctor who has records?                       Name, Address, Phone number]
      [If heart murmur:
      When discovered?
      How discovered?
      Description of murmur (if known):
      Any symptoms?
      If yes, Describe:
      Currently taking medication?
      If yes, Type(s)?                              Dosage?
      Had echocardiogram within the last two years?
      If yes, Date?                                Results?
      When was last visit to doctor?
      Doctor who has records?                      Name, Address, Phone number:]

                        PARAGON LIFE INSURANCE COMPANY
                              100 SOUTH BRENTWOOD
                              ST. LOUIS, MO 63105
--------------------------------------------------------------------------------

      c. Asthma, emphysema, or any other disease or disorder of the lungs or
         respiratory system?                                               No
      [If yes,
      If asthma:
      When was last episode or attack?
      How often do episodes occur?
      How treated?
      Currently taking medication?
      If yes, Type(s)?                             Dosage?
      Any hospitalizations or emergency room visits?
      If yes, When?                                 What hospital?
      Hospital location?
      When was last visit to doctor?
      Doctor who has records?                       Name, Address, Phone number]
      [If emphysema:
      When diagnosed?
      Any functional limitations as result of emphysema?
      If yes, Describe:
      Currently taking medication for emphysema?
      If yes, Type(s)?                              Dosage?
      Currently involved in any form of pulmonary rehabilitation?
      If yes, Type(s)?                              How often?
      Where is rehabilitation done?
      When was last visit to doctor?
      Doctor who has records?                       Name, Address, Phone number]
      [If other disease or disorder of the lungs or respiratory system:
      Name of the condition?
      When diagnosed?
      How treated?
      Currently taking medication?
      If yes, Type(s)?                              Dosage?
      When was last visit to doctor?
      Doctor who has records?                       Name, Address, Phone number]

      d.   Cirrhosis, hepatitis, or any other disease or disorder of
           the liver?                                                      No
      [If yes,
      If cirrhosis:
      When diagnosed?
      How treated?
      When was last visit to doctor?
      Doctor who has records?                       Name, Address, Phone number]
      [If hepatitis:
      When diagnosed?
      What type?
      How diagnosed?
      How treated?
      Cured?
      Currently taking medication?
      If yes, Type(s)?                              Dosage?
      When was last visit to doctor?
      Doctor who has records?                       Name, Address, Phone number]
      [If other disease or disorder of the liver:
      Name of the liver disorder or disease?
      When diagnosed?
      How diagnosed?

                         PARAGON LIFE INSURANCE COMPANY
                               100 SOUTH BRENTWOOD
                               ST. LOUIS, MO 63105
--------------------------------------------------------------------------------

      How treated?
      Currently taking medication?
      If yes, Type(s)?                             Dosage?
      When was last visit to doctor?
      Doctor who has records?                      Name, Address, Phone number]

      e. Any disease or disorder of the intestines, stomach, kidney,
         bladder, or prostate?                                             No
      [If yes,
      If intestines:
      Name of the intestinal disorder or disease?
      When diagnosed?
      How treated?
      When was last major flare-up?
      How often are flare-ups?
      Any bleeding episodes?
      If yes, What dates?                          How treated?
      Any surgery?
      If yes, What type(s)?                        What date(s)?    Where done?
      Currently taking medication?
      If yes, Type(s)?                             Dosage?
      When was last visit to doctor?
      Doctor who has records?                      Name, Address, Phone number]
      [If stomach:
      Name of the stomach disorder or disease?
      When diagnosed?
      How treated?
      When was last major flare-up?
      Any bleeding episodes?
      If yes, What dates?                          How treated?
      Any surgery?
      If yes, What type(s)?                        What date(s)?    Where done?
      Currently taking medication?
      If yes, Type(s)?                             Dosage?
      When was last visit to doctor?
      Doctor who has records?                      Name, Address, Phone number]
      [If kidney:
      Name of the kidney disorder or disease?
      When diagnosed?
      How discovered?
      How treated?                                 Date(s) of treatment?
      Surgery?
      If yes, What type(s)?                        What date(s)? Where done?
      Currently taking medication?
      If yes, Type(s)?                             Dosage?
      When was last visit to doctor?
      Doctor who has records?                      Name, Address, Phone number]
      [If bladder:
      Name of the bladder disorder or disease?
      When diagnosed?
      How discovered?
      How treated?                                 Dates of treatment?
      Any surgery?
      If yes, Type(s)?                             What date(s)? Where done?
      Currently taking medication?

                         PARAGON LIFE INSURANCE COMPANY
                               100 SOUTH BRENTWOOD
                               ST. LOUIS, MO 63105
--------------------------------------------------------------------------------

      If yes, Type(s)?                           Dosage?
      When was last visit to doctor?
      Doctor who has records?                    Name, Address, Phone number]
      [If prostate:
      Name of the prostate disorder or disease?
      When diagnosed?
      How discovered?
      When was last PSA level taken?             Results?
      How often is PSA level taken?
      How treated?                               Dates of treatment?
      Any surgery?
      If yes, What type(s)?                      What date(s)?
      Where done?
      Currently taking medication?
      If yes, Type(s)?                           Dosage?
      When was last visit to doctor?
      Doctor who has records?                    Name, Address, Phone number]

      f.   Depression, stress, anxiety, or any other psychological or
           emotional disorder or symptoms?                                  No
      [If yes,
      If depression, stress, anxiety:
      When was initial diagnosis made?
      How treated?
      Ever hospitalized?
      If yes, When?                              How long?       How treated?
      Type of follow up care?                    Frequency?
      Currently taking medication?
      If yes, Type(s)?                           Dosage?
      When was last visit to doctor?
      Doctor who has records?                    Name, Address, Phone number]
      [If other psychological or emotional disorder or symptoms:
      Name of disorder (if known)?
      Describe symptoms:
      When was initial diagnosis made?
      How treated?                               What dates(s)?
      Ever hospitalized?
      If yes, When?                              How long?        How treated?
      Type of follow up care?                    Frequency?
      Currently taking medication?
      If yes, Type(s)?                           Dosage?
      When was last visit to doctor?
      Doctor who has records?                    Name, Address, Phone number]

20.   a. In the last five years, have you consulted any other physician or other
         medical practitioner?                                              No
      [If yes,
      Reasons seen?
      Dates seen?
      How treated?
      Results?
      Any surgery performed?
      If yes, Reason(s)?                         Date(s) of surgery?
      Result(s)?
      Who was the surgeon?                       Name, Address, Phone number
      When was last visit to doctor?
      Doctor who has records?                    Name, Address, Phone number]

                         PARAGON LIFE INSURANCE COMPANY
                               100 SOUTH BRENTWOOD
                               ST. LOUIS, MO 63105
--------------------------------------------------------------------------------

      b. Other than the above, during the past five years, have you had any checkup, illness, injury, or health conditions, had or been recommended to have any treatment, hospitalization, surgery, or
         medical tests?                                                     Yes
      [If yes,
      If checkup:
      Reason?                                                    Follow diabetes
      Date?                                                      Last 5 years
      What tests performed?      Routine Bloodwork    Results?   Controlled
      What doctor has records? See #14            Name, Address, Phone Number]
      [If illness:
      What was the illness?
      What were the symptoms?
      When?
      Date of recovery?
      Did you visit your doctor?
      If yes, Doctor's Name, Address, Phone number]
      [If injury:
      When was the injury?
      Extent of the injury?
      Type of treatment?                           Results?
      Date of recovery?
      Currently taking medication?
      If yes, Type(s)?                             Dosage?
      When was last visit to doctor?
      Doctor who has records?                      Name, Address, Phone number]
      [If health condition:
      Name of the condition?
      Symptoms?
      When diagnosed?
      Type of treatment?                           Results?
      Currently taking medication?
      If yes, Type(s)?                             Dosage?
      When was last visit to doctor?
      Doctor who has records?                      Name, Address, Phone number]
      [If treatment:
      Type of treatment?
      Name of the condition?
      Date(s) of treatment?                        Results?
      When was last visit to doctor?
      Doctor who has records?                      Name, Address, Phone number]
      [If hospitalization:
      For what condition?
      Dates of hospitalization(s)?
      How long hospitalized?
      Results?
      Doctor/Hospital that has records?            Name, Address, Phone number]
      [If surgery:
      For what condition?
      Date of surgery(ies)?                        Results? Where done?
      Date of recovery?
      Doctor who has records?                      Name, Address, Phone number]
      [If medical tests:
      What type of test(s)?

                         PARAGON LIFE INSURANCE COMPANY
                               100 SOUTH BRENTWOOD
                               ST. LOUIS, MO 63105
--------------------------------------------------------------------------------

      Dates of test(s)?
      Reason for test(s)?                          Results?
      Doctor who has records?                      Name, Address, Phone number]

21.   Have you ever:
      a.   Been diagnosed by a member of the medical profession as having AIDS
           or AIDS Related Complex?                                          No
      [If yes,
      What doctor or facility diagnosed?          Name, Address, Phone number]
      b.   Tested positive for antibodies to the AIDS (HIV) virus?           No
      (If  yes,
      What doctor or facility diagnosed?          Name, Address, Phone number]

22.   Have you:
      a. Used (once or more) or do you now use barbiturates, amphetamines, hallucinogenic drugs (including marijuana), cocaine, heroin, narcotics, any similar substances, or any prescription drug except in
           accordance with a physician's instruction?                         No
      [If yes,
      Type of substance or drug?
      What dates used?
      Frequency of use?
      Was any treatment recommended?
      If yes, Type of treatment(s)?               Date(s)?
      Name of doctor or facility where treated?   Name, Address, Phone number]

      b. Been advised to limit or discontinue the use of alcohol or drugs; sought or received treatment, counseling, or participated
           in a group for alcohol or drug use?                                No
      [If yes,
      What type of advice given?
      When was it given?
      Did you comply?
      What type of alcohol or drugs?
      What was the frequency?
      Date last used?
      What type of treatment?
      Dates of treatment(s)?                       Results?
      What type of counseling?
      Dates of counseling?                         Results?
      What type(s) of group participation?
      When did you start?
      Why did you start?
      How often was participation?
      Are you still participating?          Results?
      Doctor or facility that has records?        Name, Address, Phone number]

23.   Other than the above, are you currently taking any medication, or have you
      been advised to take any medication?                                  No
      [If yes,
      If currently taking:
      Type(s) of medication?                      Dosage?
      Reason(s) why taken?
      Doctor who has records?                     Name, Address, Phone number]
      [If been advised:
      Reason(s) why advised?

                         PARAGON LIFE INSURANCE COMPANY
                               100 SOUTH BRENTWOOD
                               ST. LOUIS, MO 63105
--------------------------------------------------------------------------------

      Type(s) of medication?                      Dosage?
      Reason not yet taking medication?
      Intended date of starting medication?
      Doctor who has records?                     Name, Address, Phone number]

24.   To the best of your knowledge, do you have any mental or physical
      impairment or disease not already described in this application?        No
      [If yes,
      If mental impairment or disease:
      Type of mental impairment or disease?
      When diagnosed?
      How treated?
      Dates of treatment?                         Results?
      When was last visit to doctor?
      What doctor has records?                    Name, Address, Phone number]
      [If physical impairment or disease:
      Type of physical impairment or disease?
      When diagnosed?
      How treated?
      Dates of treatment?                         Results?
      When was last visit to doctor?
      What doctor has records?                    Name, Address, Phone number]

25.   Additional Comments:

                         PARAGON LIFE INSURANCE COMPANY
                               100 SOUTH BRENTWOOD
                               ST. LOUIS, MO 63105
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        ACKNOWLEDGEMENT AND AUTHORIZATION
--------------------------------------------------------------------------------

I have read all the questions and answers in this Application Part II and any amendments to it including any supplements and they are true, complete and correctly recorded. I agree to give Paragon Life Insurance Company written notice of any change in my health or habits that occurs after signing this Application Part II, but before receiving the policy and paying the first premium, if not already paid.

I agree that:

1. This Application Part II, the Life Application Part I, and any amendments will be the basis for and will be part of the policy issued;

2. No agent or medical/paramedical examiner has authority to alter the Company's rules or requirements, this Application Part II, or the policy;

3. If a premium payment was given in exchange for a Temporary Insurance Agreement (TIA), the Company will be liable only as set forth in that Agreement. If a premium payment was not given, then insurance will take effect when a policy is approved by the Company for issue as applied for, the first full premium is paid, and the health and insurability of any person proposed for insurance have not changed since the date of the application. If a policy is issued other than as applied for, insurance will take effect under the policy only when a policy issued by the Company is delivered to and accepted by me, the first full premium is paid, and the health and insurability of any person proposed for insurance have not changed since the date of this application.

--------------------------------------------------------------------------------
Dated at _______________________________________________    Date________________
                          (City, State)

Signature of Proposed Insured __________________________________________________
(Parent or Guardian if Proposed Insured under age 18)

--------------------------------------------------------------------------------

                  When will additional questions not be asked?
                                                 ---
Question 4    If answered "Yes", additional questions will not be asked.
Question 5    If answered "No", additional questions will not be asked.
Question 6    If answered "No", additional questions will not be asked.
Question 7    If answered "No", additional questions will not be asked.
Question 8    If answered "No", additional questions will not be asked.
Question 9    If answered "No", additional questions will not be asked.
Question 10   If answered "No", additional questions will not be asked.
Question 11   If answered "No", additional questions will not be asked.
Question 12a  If answered "No", additional questions will not be asked.
Question l2b  If answered "No", additional questions will not be asked.
Question 13   If answered "No", additional questions will not be asked.
              If answered "Yes", questions pertaining only to that topic will be asked. For example, if the proposed insured indicates that he participates only in motor vehicle racing, the questions
              pertaining to sky sports, motorboat, underwater diving, and mountain or rock climbing will not be asked.
Question 14   If answered "None", additional questions will not be asked.
Question 15c  If answered "No", additional questions will not be asked.
Question 16   If answered "No", additional questions will not be asked.
Question 17   If answered "No", additional questions will not be asked.
Question 18a If answered "Yes", additional questions will not be asked. Question 18b If answered "No", additional questions will not be asked.
Question 19a  If answered "No", additional questions will not be asked. If answered "Yes", questions pertaining only to that topic will be asked. For example, if the proposed insured indicates that he has been diagnosed as having only cancer, the questions pertaining to disorder of the blood, stroke, and diabetes will not be asked.
Question 19b  If answered "No", additional questions will not be asked. If answered "Yes", questions pertaining only to that topic will be asked. For example, if the proposed insured indicates that he has been diagnosed as having high blood pressure and chest pain, the questions pertaining to heart attack and other disease or disorder of the heart or circulatory system will not be asked.
Question 19c  If answered "No", additional questions will not be asked. If answered "Yes", questions pertaining only to that topic will be asked. For example, if the proposed insured indicates that he has been diagnosed as having only asthma, the questions pertaining to emphysema and other disease or disorder of the lungs or
              respiratory system will not be asked.
Question 19d  If answered "No", additional questions will not be asked. If answered "Yes", questions pertaining only to that topic will be asked. For example, if the proposed insured indicates that he has been diagnosed as having only cirrhosis, the questions pertaining to hepatitis and other disease of disorder of the liver will not be asked.
Question 19e  If answered "No", additional questions will not be asked. If answered "Yes", questions pertaining only to that topic will be asked. For example, if the proposed insured indicates that he has been diagnosed as having a disease or disorder of the intestines, the questions pertaining to disease or disorder of the stomach, kidney, bladder, and prostate will not be asked.
Question 19f  If answered "No", additional questions will not be asked. If answered "Yes", questions pertaining only to that topic will be asked. For example, if the proposed insured indicates that he has been diagnosed as having depression, stress, or anxiety, the questions pertaining to other psychological or emotional disorder or symptoms will not be asked.
Question 20a  If answered "No", additional questions will not be asked
Question 20b  If answered "No", additional questions will not be asked. If answered "Yes", questions pertaining only to that topic will be asked. For example, if the proposed insured indicates that he has had a checkup, the questions pertaining to illness, injury, health condition, treatment, hospitalization, surgery and medical tests will not be asked.
Question 21a  If answered "No", additional questions will not be asked.
Question 21b  If answered "No", additional questions will not be asked.
Question 22a  If answered "No", additional questions will not be asked.
Question 22b  If answered "No", additional questions will not be asked.
Question 23   If answered "No", additional questions will not be asked. If answered "Yes", questions pertaining only to that topic will be asked. For example, if the proposed insured indicates that he is currently taking medication, the questions pertaining to been advised to take medication will not be asked.
Question 24   If answered "No", additional questions will not be asked. If answered "Yes", questions pertaining only to that topic will be asked. For example, if the proposed insured indicates that he has a mental impairment or disease, the questions pertaining to physical impairment or disease will not be asked.